SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 27, 2003

AMERIPATH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22313	65-0642485

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7829 Garden Road, Suite 200, Riviera Beach, Florida	33404

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 845-1850

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

Item 1.     Changes in Control of Registrant.

     See the press release attached as Exhibit 99.1, dated March 27, 2003, regarding the consummation of the previously announced merger (the “Merger”) of AmeriPath, Inc. (“AmeriPath”) with Amy Acquisition Corp. (“Acquisition Corp.”), with AmeriPath continuing as the surviving corporation. Acquisition Corp. is a wholly-owned subsidiary of AmeriPath Holdings, Inc., formerly known as Amy Holding Company (“Holdings”). Both Acquisition Corp. and Holdings were formed at the direction of Welsh, Carson, Anderson & Stowe IX, L.P. (“WCAS”).

     As a result of the Merger, each share of AmeriPath’s common stock, par value $.01 per share (“Common Stock”) and associated rights under AmeriPath’s Rights Agreement, dated as of April 8, 1999 and amended as of December 8, 2002 (“Rights”), other than those shares of (i) Common Stock held by a holder who validly demanded payment of the fair value for such holder’s shares as determined in accordance with Section 262 of the Delaware General Corporation Law, (ii) Common Stock held by Holdings, Acquisition Corp., or any affiliate of Holdings or Acquisition Corp., or (iii) any Common Stock held in the treasury of AmeriPath, in each case together with associated Rights, was automatically converted into a right to receive $21.25 in cash, without interest. AmeriPath is now a wholly-owned subsidiary of Holdings.

     To finance the Merger, WCAS and certain related investors contributed to Holdings approximately $326,400,000 in equity financing, including the value of AmeriPath Common Stock already owned by WCAS and its affiliates. Additionally, Acquisition Corp. obtained financing through the issuance of $275,000,000 aggregate principal amount of 10.5% Senior Subordinated Notes due 2013 and AmeriPath raised $225,000,000 in new term loans and $65,000,000 in new revolving loan commitments, each as part of a new credit agreement.

Item 7.     Financial Statements, Pro Form Information and Exhibits.

(c)     Exhibits

Exhibit

Number	Description

2.1	Agreement and Plan of Merger, dated as of December 8, 2002, by and between AmeriPath, Inc., Amy Holding Company and Amy Acquisition Corp. (1)
4.1	Rights Agreement, dated as of April 8, 1999, between the Registrant and American Stock Transfer & Trust Company, as Rights Agent including the form of Certificate of Designations of Series A Junior Participating Preferred Stock, the form of Rights Certificate, and the form of Summary of Rights (2)
4.1(a)	First Amendment to Preferred Share Purchase Rights Plan, dated as of December 8, 2002, by and between AmeriPath, Inc. and American Stock Transfer & Trust Company, as Rights Agent. (3)

Number	Description

99.1	Press Release, dated March 27, 2003

(1)	Incorporated by reference to exhibit 2.1 filed with AmeriPath Form 8-K, dated December 9, 2002.
(2)	Incorporated by reference to exhibit 4.1 filed with AmeriPath Form 8-K, dated April 8, 1999.
(3)	Incorporated by reference to exhibit 4.1 filed with AmeriPath Form 8-K, dated December 9, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIPATH, INC.

Date: March 27, 2003	By: /s/ Gregory A. Marsh Name: Gregory A. Marsh Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

2.1	Agreement and Plan of Merger, dated as of December 8, 2002, by and between AmeriPath, Inc., Amy Holding Company and Amy Acquisition Corp. (1)
4.1	Rights Agreement, dated as of April 8, 1999, between the Registrant and American Stock Transfer & Trust Company, as Rights Agent including the form of Certificate of Designations of Series A Junior Participating Preferred Stock, the form of Rights Certificate, and the form of Summary of Rights (2)
4.1(a)	First Amendment to Preferred Share Purchase Rights Plan, dated as of December 8, 2002, by and between AmeriPath, Inc. and American Stock Transfer & Trust Company, as Rights Agent. (3)
99.1	Press Release, dated March 27, 2003

(1)	Incorporated by reference to exhibit 2.1 filed with AmeriPath Form 8-K, dated December 9, 2002.
(2)	Incorporated by reference to exhibit 4.1 filed with AmeriPath Form 8-K, dated April 8, 1999.
(3)	Incorporated by reference to exhibit 4.1 filed with AmeriPath Form 8-K, dated December 9, 2002.